UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 25, 2007

                  Morgan Stanley Spectrum Global Balanced L.P.
------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

        Delaware                       0-26340                13-3782232
------------------------------------------------------------------------------
State or Other               (Commission File Number)       (IRS Employer
 Jurisdiction of                                            Identification No.)
  Incorporation)

c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor, New York,  NY                        10036
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (212) 296-6846


------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            -------------------------------------------

      On July 25, 2007, Demeter Management Corporation, the general partner of the Registrant (the "General Partner"), on behalf of the Registrant and other limited partnerships of which it is the general partner, Morgan Stanley & Co. Incorporated and The Bank of New York (the "Escrow Agent") entered into an escrow agreement (the "Escrow Agreement"), pursuant to which the Escrow Agent will act as escrow agent in connection with subscription for and sale of units of limited partnership interest in the Registrant and other limited partnerships of which the General Partner is the general partner.

      A copy of the Escrow Agreement is filed herewith as Exhibit 10.13 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
           ----------------------------------

   (d) Exhibits.

      Exhibit Number    Description
      --------------    -----------
      10.13             Escrow Agreement among Demeter Management Corporation,
                        Morgan Stanley & Co. Incorporated and The Bank of New
                        York.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P.

Date:  July 25, 2007             By:   Demeter Management Corporation
                                       as General Partner


                                       /s/     Walter Davis
                                       -----------------------------------------
                                       Name:   Walter Davis
                                       Title:  President